Exhibit 10.1

NOTE: CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT AND REPLACED BY "[*]". A COMPLETE COPY OF THIS DOCUMENT INCLUDING THE CONFIDENTIAL INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NUMBER TWO TO AMENDING AGREEMENT

THIS AMENDMENT Number Two ("Amendment Number Two"), effective as of the 28th day of August, 2007, is entered into

B E T W E E N:

NPS Pharmaceuticals
at 550 Hills Drive, 3rd Floor, Bedminster, N.J 07921, USA
(hereinafter referred to as "NPS")

- and -

BOEHRINGER INGELHEIM AUSTRIA GMBH
 at Dr. Boehringer-Gasse 5 - 11, A-1121 Vienna, Austria

(hereinafter referred to as "BI AUSTRIA")

WHEREAS, the Parties have entered into a COMMERCIAL MANUFACTURING AGREEMENT dated as of OCTOBER 18, 2002 (hereinafter, the "AGREEMENT") for the manufacture of NPS ALLELIX proprietary product ALX-11 (also known as PREOS®), for which the active ingredient is recombinant human parathyroid hormone eighty-four (84) amino acids ("rhPTH"); and

WHEREAS, BI AUSTRIA and NPS (the Parties) entered into an Amending Agreement dated March 15, 2004 (hereinafter, the "AMENDING AGREEMENT"), which in addition covers the manufacture of NPS' proprietary product ALX-0600 (also known as GATTEX®) and an Amendment Number One to the AMENDING AGREEMENT dated December 22, 2005 (hereinafter, the "Amendment Number One"); and

WHEREAS, as a result of discussions between the Parties, the Parties now set forth their intent to amend the AGREEMENT, the AMENDING AGREEMENT and Amendment Number One as follows:

  NPS Pharmaceuticals represents and warrants that it has assumed all rights and obligations of NPS Allelix Corp., 6850 Goreway Drive, Mississauga, Ontario, Canada L4V 1V7, under the AGREEMENT and the AMENDING AGREEMENT and all and any amendments of the foregoing agreements.
  Section 6.4.1.3 of the AMENDING AGREEMENT as amended by Amendment Number One (with regard to RESERVE CAPACITY for 2008-2009) is deleted in its entirety.
  NPS has paid an amount of [*] Euros Remaining Compensation Fee as set forth in Revised Exhibit M to the Amendment Number One, subsection (iii), to BI Austria. With regard to PTH batches to be manufactured by BI Austria in 2009 in accordance with the Rolling Forecast, BI Austria agrees to reduce the price for such PTH batches by [*] Euros.
  In addition to the [*] ALX-0600 conformance batches ordered by NPS and manufactured by BI Austria in 2007, BI Austria manufactured further [*] conformance batches at NPS' request because [*] of the aforementioned [*] conformance batches were under investigation in 2007. In 2007, NPS has reviewed and accepted all [*] conformance batches and BI Austria has rendered invoice for these batches in 2007. If [*] of the [*] conformance batches which were under investigation are determined not to be fit for purpose because of stability issues with either the API or dosage form for the cause which was the subject of the BI Austria investigation or if the Regulatory Authorities view them as not meeting the requirements for conformance/validation batches, BI Austria will replace such ALX-0600 batch(es) at no charge to NPS.
  BI Austria has replaced in 2007 a batch of ALX-0600 that had been lost at BI Austria in previous years, at its sole expense.
  Section 19.1 of the AGREEMENT and the AMENDING AGREEMENT are deleted in their entirety.

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All other terms and conditions of the AGREEMENT, the AMENDING AGREEMENT and Amendment Number One shall remain in full force and effect. In the event of any conflict and/or inconsistency between the terms and conditions of this Amendment Number Two and the terms and conditions of the AGREEMENT, the AMENDING AGREEMENT or Amendment Number One, this Amendment Number Two shall govern and take precedence.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the date first written above.

NPS Pharmaceuticals	BOEHRINGER INGELHEIM AUSTRIA GMBH ppa.
By: /s/ Joseph Rogus Name: Joseph Rogus Title: VP, Technical Operations	/s/ Frank Ternes Dipl Vw. Frank Ternes SVP, Biopharmaceuticals & Operations ppa.
/s/ Joseph Legerer Dr. Joseph Legerer VP, Legal Department